                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              December 30, 2002


                      RAWLINGS SPORTING GOODS COMPANY, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                      0-24450                   43-1674348
------------------------     ------------------------     ----------------------
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)


                               1859 BOWLES AVENUE
                             FENTON, MISSOURI 63026
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (636) 349-3500
                                                   --------------

          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

         On December 30, 2002, the Registrant filed an Amendment to its Annual Report on Form 10-K/A for the fiscal year ended August 31, 2002 (the "Form 10-K") with the Securities and Exchange Commission. In accordance with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-K:

                    Certification of Chief Executive Officer

In connection with the Annual Report on Form 10-K/A of Rawlings Sporting Goods Company, Inc. (the "Company") for the fiscal year ended on August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen M. O'Hara, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ Stephen M. O'Hara
                                                    --------------------------
                                                    Stephen M. O'Hara
                                                    Chief Executive Officer
                                                    Date:  December 30, 2002


                    Certification of Chief Financial Officer

In connection with the Annual Report on Form 10-K/A of Rawlings Sporting Goods Company, Inc. (the "Company") for the fiscal year ended on August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William F. Lacey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    /s/ William F. Lacey
                                                    --------------------------
                                                    William F. Lacey
                                                    Chief Financial Officer
                                                    Date: December 30, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              RAWLINGS SPORTING GOODS
                                              COMPANY, INC.


Dated: December 30, 2002
                                              By: /s/ William F. Lacey
                                                  -----------------------
                                                  William F. Lacey
                                                  Chief Financial Officer



                                        3